Part G.1.a.i. – Legal Proceedings

On May 5, 2023, the Securities and Exchange Commission (“SEC”) charged Pinnacle Advisors, LLC (“Pinnacle Advisors”) for aiding and abetting Liquidity Rule violations by a mutual fund it advised and whose Liquidity Risk Management Program it administered. The SEC also charged the mutual fund’s two independent trustees, Mark Wadach and Lawton Williamson, and two officers of both Pinnacle Advisors and of the mutual fund it advised, Robert Cuculich and Benjamin Quilty, with aiding and abetting Liquidity Rule violations by the mutual fund. The SEC’s complaint was filed in the U.S. District Court for the Northern District of New York and the case docket number was 5:2023cv00547. Pinnacle Advisors is an affiliate of Pinnacle Capital Management, LLC, the Registrant’s investment adviser. Mr. Wadach is an Independent Trustee of the Registrant.

On July 11, 2025, the SEC filed a joint stipulation with the defendants to dismiss the action with prejudice.